UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  December 14, 2015

MAGNEGAS CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-35586	26-0250418
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employee Identification No.)

150 Rainville Road

Tarpon Springs, FL 34689

 (Address of principal executive offices)(Zip Code)

Registrant’s telephone number, including area code: (727) 934-3448

Not applicable

 (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On December 14, 2015, MagneGas Corporation (the “Company” or “MGNA”) entered into a Memorandum of Understanding (the “MOU”) with Masada Waste Management of Sierra Leone (“MASADA”). The MOU calls for the Company and MASADA to enter into a definite agreement whereby MASADA will be appointed as the exclusive distributor for the Company’s fuel for the country of Sierra Leone under the conditions of Phase 1 and Phase 2 as listed below.

In Phase 1:

a.	MASADA will import MagneGas fuel from Florida to Sierra Leone at a mutually agreed upon pricing structure.
b.	MASADA will appoint local distribution partners to seed the market with the Company’s fuel for both metal cutting and cooking.
c.	MASADA will purchase the cylinders in full.
d.	MASADA agrees to not alter the cylinders, valves or regulators in any way and to not fill the cylinders with any other gases or liquids. MASADA understands that either of these actions could be extremely dangerous and therefore will hold the Company harmless from the outcome of any such actions.
e.	MASADA will be appointed as the exclusive distributor for Sierra Leone at the signature of this MOU. The term of this exclusive right will be 6 months, after which time it will expire automatically without recourse to either party, unless a MNGA system has been imported or the term has been extended by mutual agreement.

In Phase 2:

a.	MASADA and the Company will form a Joint Venture (“NewCo”) for the purposes of using the Company’s system to process liquid waste and MagneGas in Sierra Leone.
b.	The Company, as part of its capital contribution, will license the technology to NewCo for use in Sierra Leone and will reduce the price of the gasification system. MASADA as part of its capital contribution, will pay a $550,000 fee to the Company for their portion of the cost of the gasification system.
c.	MASADA will obtain extended exclusive distribution rights for the Company’s products upon the import of a gasification system. Said rights will be outlined in the import agreements and will contain mutually agreed upon performance requirements, including minimum sales requirements and subsequent gasification system imports.
d.	In addition to the revenue or grant funds received by the Company at the import of the equipment, the Company will receive 5% royalty on all gross revenue received from the collaboration.

The foregoing description of the terms of the MOU are qualified in its entirety by reference to the provisions of the MOU filed as Exhibit 10.1 to this Current Report on Form 8-K, which is incorporated by reference herein.

Item 8.01 Other Events.

On December 15, 2015, the Company issued a press release with regard to the MOU. The press release is filed as Exhibit 99.1 and is incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
Exhibit 10.1	MOU with Masada Waste Management Company of Sierra Leone, dated December 14, 2015.
Exhibit 99.1	Press Release Announcing Major Government Contractor and Former Super Bowl Star Signs MOU with MagneGas to Expand in Sierra Leone, dated December 16, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MAGNEGAS CORPORATION

Date: December 16, 2015	By:	/s/ Ermanno Santilli
Ermanno Santilli
Chief Executive Officer